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                           EXHIBIT 23

            CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation by reference in this Form 10-K of our report dated
January 24, 1995, included in the ServiceMaster Limited
Partnership Annual Report to Shareholders for the year ended
December 31, 1994.



                                   Arthur Andersen LLP



Chicago, Illinois
March 20, 1995